Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER REQUIRED BY

RULE 13A-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Denis M. Murphy, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Lighting Science Group Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 1, 2017	By:	/s/ Denis M. Murphy

Name: Denis M. Murphy

Title: Executive Vice President and Chief Financial Officer

(Principal Financial and Accounting Officer)